SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             PINNACLE SYSTEMS, INC.
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- - ----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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



                            PINNACLE SYSTEMS, INC.

                                  ----------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 24, 1996

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PINNACLE SYSTEMS, INC., a California corporation (the "Company"), will be held on Tuesday, October 24, 1996 at 1:00 p.m. local time, at the Garden Court Hotel, 520 Cowper Street, Palo Alto, California 94301 for the following purposes:

   1. To elect six directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

   2. To approve the adoption of the 1996 Stock Option Plan and to reserve 370,000 shares of Common Stock for issuance thereunder.

   3. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending June 30, 1997.

   4. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on August 30, 1996 are entitled to notice of and to vote at the meeting.

   All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.




                                                       Sincerely,
                                                       Arthur D. Chadwick
                                                       Secretary


Sunnyvale, California
September 20, 1996


- - --------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT.

             IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
       YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS
          PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.
- - --------------------------------------------------------------------------------

                             PINNACLE SYSTEMS, INC.

                                   ----------

                            PROXY STATEMENT FOR 1996
                         ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

   The enclosed Proxy is solicited on behalf of the Board of Directors of PINNACLE SYSTEMS, INC., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Tuesday, October 24, 1996 at 1:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Garden Court Hotel, 520 Cowper Street, Palo Alto, California 94301. The Company's principal executive offices are located at 870 West Maude Avenue, Sunnyvale, California 94086, and its telephone number at that location is (408) 720-9669.

   These proxy solicitation materials and the Annual Report to Shareholders for the year ended June 30, 1996, including financial statements, were first mailed on or about September 20, 1996 to all shareholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

   Shareholders of record at the close of business on August 30, 1996 are entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, no par value. At the record date, 7,478,191 shares of the Company's Common Stock were issued and outstanding and held of record by 95 shareholders. No shares of the Company's Preferred Stock were outstanding.

   The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of August 30, 1996 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below and
(iv) all directors and executive officers as a group.

                                                        COMMON
                                                         STOCK       APPROXIMATE
 FIVE PERCENT SHAREHOLDERS, DIRECTORS                 BENEFICIALLY   PERCENTAGE
    AND CERTAIN EXECUTIVE OFFICERS                       OWNED        OWNED(1)
    ------------------------------                       -----        --------
The Capital Group Companies, Inc. (2) ................. 742,000         9.9
Capital Guardian Trust Company (2)
  333 South Hope Street
  Los Angeles, CA 90071
T. Rowe Price Associates, Inc. (3) .................... 724,378         9.7
T. Rowe Price Science and Technology Fund, Inc. (3)
  100 E. Pratt Street
  Baltimore, MD 21202
Geo Capital Corporation (4) ........................... 557,500         7.5
  767 Fifth Avenue
  New York, NY 10153
Twentieth Century Companies, Inc. (5) ................. 490,000         6.6
Investors Research Corporation (5)
Twentieth Century Investors, Inc. (5)
James E. Stowers (5).
  4500 Main Street
  P.O. Box 418210
  Kansas City, MO 694141-9210

                                                      COMMON
                                                       STOCK         APPROXIMATE
   FIVE PERCENT SHAREHOLDERS, DIRECTORS             BENEFICIALLY      PERCENTAGE
      AND CERTAIN EXECUTIVE OFFICERS                   OWNED           OWNED(1)
      ------------------------------                   -----           --------
J.P. Morgan & Co. Incorporated (6) .................. 468,810            6.3
  60 Wall Street
  New York, NY 10260
Mark L. Sanders (7) ................................. 234,959            3.1
Ajay Chopra (8) ..................................... 205,586            2.7
Charles J. Vaughn ...................................  45,535              *
Glenn E. Penisten ...................................  42,589              *
Nyal D. McMullin (9) ................................  29,766              *
Kevin McDonald (10) .................................  19,124              *
Walter E. Werdmuller (11) ...........................   9,924              *
Brian Conner (12) ...................................   8,333              *
John Lewis ..........................................       0              *
All directors and executive officers as a group
   (13 persons) (13)................................. 658,051            8.8

- - ----------
*   Less than 1%

 (1) Applicable percentage of ownership is based on 7,478,191 shares of Common Stock outstanding as of August 30, 1996 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after August 30, 1996 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (2) Reflects ownership as reported on Schedule 13G dated April 9, 1996 filed with the Securities and Exchange Commission by The Capital Group Companies, Inc. and Capital Guardian Trust Company (collectively, "Capital Guardian"). Capital Guardian has sole dispositive power as to all of these shares and has sole voting power as to 522,000 of such shares. The Company does not have knowledge as to where voting power with respect to the remaining shares resides.

 (3) Reflects ownership as reported on Schedule 13G dated April 10, 1996 filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. and T. Rowe Price Science and Technology Fund, Inc. (collectively, "Price Associates"). Price Associates has sole dispositive power as to all of these shares and has sole voting power as to 604,378 of such shares. The Company does not have knowledge as to where voting power with respect to the remaining shares resides.

 (4) Reflects ownership as reported on Schedule 13G dated February 15, 1996 filed with the Securities and Exchange Commission by GeoCapital Corporation ("GeoCapital"). Geocapital has sole dispositive power as to all of these shares and sole voting power as to none of such shares. The Company does not have knowledge as to where voting power with respect to these shares .

 (5) Reflects ownership as reported on Schedule 13G dated February 9, 1996 filed with the Securities and Exchange Commission by Twentieth Century Companies, Inc., Investors Research Corporation, Twentieth Century Investors, Inc. and James E. Stowers ("Twentieth Century"). Twentieth Century has sole dispositive power and voting power as to all of these shares.

 (6) Reflects ownership as reported on Schedule 13G dated December 29, 1996 filed with the Securities and Exchange Commission by J.P. Morgan & Co. Incorporated ("J.P. Morgan"). J.P. Morgan has sole dispositive power as to all of these shares and sole voting power as to 286,200 of such shares. The Company does not have knowledge as to where voting power with respect to the remaining shares resides. (7) Includes 219,561 shares of Common stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable with 60 days of August 30, 1996. (8) Includes 31,166 shares of Common stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of August 30, 1996.

 (7) Includes 219,561 shares of Common stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable with 60 days of August 30, 1996.

 (8) Includes 31,166 shares of Common stock that may be acquired upon exercise stock options which are presently exercisable or will become exercisable within 60 days of August 30, 1996.

 (9) Includes 14,500 shares of Common Stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of August 30, 1996.

(10) Includes 19,124 shares of Common stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of August 30, 1996.

(11) Includes 4,924 shares of Common Stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of August 30, 1996.

(12) Includes 8,333 shares of Common Stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of August 30, 1996.

(13) Includes 349,134 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of August 30, 1996.

REVOCABILITY OF PROXIES

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

   Each shareholder is entitled to one vote for each share held. Every shareholder voting for the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that such shareholder is entitled to vote, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote. A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the record date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

   This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1997 Annual Meeting of Shareholders must be received by the Company no later than May 23, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

NOMINEES

   A board of six directors is to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.


VOTE REQUIRED

   If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and "broker non-votes" are not counted in the election of directors.

NOMINEES

   The names of the nominees and certain information about them are set forth below:

                                                                        DIRECTOR
  NAME OF NOMINEE     AGE            POSITION WITH THE COMPANY           SINCE
  ---------------     ---            -------------------------           -----
Mark L. Sanders  .... 53  President, Chief Executive Officer and         1990
                          Director
Ajay Chopra ......... 39  Chairman of the Board of Directors and Chief   1986
                          Technology Officer
John Lewis .......... 60  Director                                       1995
Nyal D. McMullin  ... 70  Director                                       1989
Glenn E. Penisten  .. 64  Director                                       1986
Charles J. Vaughan .. 58  Director                                       1986

   There is no family relationship between any director or executive officer of the Company.

   Mr. Sanders has served as President, Chief Executive Officer and a director of the Company since January 1990. From 1988 to January 1990, Mr. Sanders was an independent business consultant. Prior to that time, Mr. Sanders served in a variety of management positions, most recently as Vice President and General Manager of the Recording Systems Division, of Ampex, a manufacturer of video broadcast equipment.

   Mr. Chopra, a founder of the Company, has served as Chairman of the Board of Directors since January 1990, and Chief Technology Officer since June 1996. Mr. Chopra has served as Vice President, Engineering from January 1990 to June 1996, and has served as a director of the Company since its inception in May 1986. Mr. Chopra also served as President and Chief Executive Officer of the Company from its inception to January 1990. From 1983 to 1986, Mr. Chopra served as Engineering Supervisor for Mindset Corporation, a computer graphics manufacturer.

   Mr. Lewis has served as a director of the Company since December 1995. Mr. Lewis has been Chairman of the Board of Amdahl Corporation, a developer of high performance computer systems, since 1987 and was reelected President and Chief Executive Officer of Amdahl in March 1996. He previously served as President of Amdahl from 1977 until 1987, and was Amdahl's Chief Executive Officer from 1983 until 1992. He is a director of Cypress Semiconductor Corporation, Vitesse Semiconductor Corporation and Infinity Financial Technology, Inc.

   Mr. McMullin has served as a director of the Company since May 1989. Mr. McMullin has been a special limited partner of El Dorado Ventures, a venture capital investment firm, since 1987.

   Mr. Penisten has served as a director of the Company since October 1986. Mr. Penisten has been General Partner of Alpha Venture Partners, a venture capital investment firm, since 1985, and serves on the Board of Directors of IKOS, a software and hardware developer to support integrated circuits and ASIC-based electronic systems, Bell Microproducts, Inc., a distributor of semiconductor products and a contract manufacturer, and Superconductor Technologies, Inc., a developer of products utilizing superconductivity materials, and serves as Chairman of the Board of Network Peripherals, a developer of integrated high performance network solutions. Mr. Penisten was Chairman of the American Electronics Association in 1982.

   Mr. Vaughan has served as a director of the Company since June 1986. Mr. Vaughan has been a partner of VLCO Investments, a private investment firm which he founded, since 1985. From September 1991 to January 1992, Mr. Vaughan served as President and Chief Executive Officer of Homestead Savings, a federal savings and loan association. From 1989 to September 1991, Mr. Vaughan also served as Executive Vice President, Chief Operating Officer and a director of Homestead Savings, and served as Executive Vice President and Chief Operating Officer of Homestead Financial Corporation, a diversified financial services company and the parent company of Homestead Savings.

BOARD MEETINGS AND COMMITTEES

   The Board of Directors of the Company held a total of five (5) meetings during fiscal 1996. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

   The Audit Committee, which consisted of Messrs. Penisten and Vaughan during fiscal 1996, is responsible for overseeing actions taken by the Company's independent auditors and reviews the Company's internal financial controls. The Audit Committee met two (2) times during fiscal 1996.

   The Compensation Committee, which consisted of Messrs. McMullin and Penisten during fiscal 1996, met one (1) time during fiscal 1996. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for executive officers and other employees of the Company and administers various incentive compensation and benefit plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation  Committee  consists of Messrs.  McMullin and Penisten.  See
"Certain   Transactions   with   Management"  for  a  discussion  of  reportable
transactions with a member of the Compensation Committee.

CERTAIN TRANSACTIONS WITH MANAGEMENT

   In March 1994, the Company and Bell Microproducts Inc. ("Bell") entered into a Master Agreement (the "Agreement") under which value-added turnkey services are to be performed by Bell on behalf of the Company. Glenn Penisten, a director of the Company, is also a director of Bell. Pursuant to the Agreement, Bell builds certain products in accordance with the Company's specifications. In particular, Bell is performing certain services for the Company with respect to the Alladin product. During the fiscal year ended June 30, 1996 the Company purchased materials totaling $16,466,000 from Bell pursuant to the Agreement.

   The Company believes that the transactions set forth above were made on terms no less favorable to the Company than could be obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                  PROPOSAL TWO
                       ADOPTION OF 1996 STOCK OPTION PLAN

   At the Annual Meeting, the shareholders are being asked to approve the adoption of the Company's 1996 Stock Option Plan (the "Plan") and the reservation of 370,000 shares of Common Stock for issuance thereunder. The adoption of the Plan was approved by the Board of Directors in August 1996. The Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options to eligible employees, directors and consultants of the Company. The Company's existing 1987 Stock Option Plan expires in April 1997, prior to the Company's next Annual Meeting of Shareholders and proxy solicitation. The effective date of the Plan has been determined by the Board to be the earlier of the termination date of the 1987 Stock Option Plan, April 1997, or when all options available for grant under the 1987 Stock Option Plan have been granted.

   The Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. Since inception, the Company has provided stock options as an incentive to its key employees and executives as a means to promote increased shareholder value. Management believes stock options are one of the prime methods of attracting and retaining key personnel responsible for the continued development and growth of the Company's business. In addition, stock options are considered a competitive necessity in the high technology industry. In order to continue to accomplish these purposes the Company must establish a new plan to replace the terminating 1987 Stock Option Plan.

VOTE REQUIRED

   The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and "voting" at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if applicable, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

   THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE PLAN.

   The essential terms of the Plan are summarized as follows:

PURPOSE

   The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

   The Plan provides for administration by the Board of Directors of the Company or by a Committee of the Board. The Board or the committee appointed to administer the Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

ELIGIBILITY

   The Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Plan provides that nonstatutory stock options may be granted to directors and consultants of the Company or any of its designated subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year. The Plan provides that a maximum of 200,000 shares may be granted to any one individual during any fiscal year of the Company. The Plan does not provide for a minimum number of option shares which may be granted to any one employee. There is a limit on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year.


TERMS OF OPTIONS

   Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

   (1) EXERCISE OF THE OPTION: The Administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, delivery of already-owned shares of the Company's Common Stock subject to certain conditions, pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes, a reduction in the amount of any Company liability to the individual, or such other consideration as determined by the Administrator and as permitted by the California Corporations Code.

   Options may be exercised at any time on or following the date the options are first exercisable. An Option may not be exercised for a fraction of a share.

   (2) OPTION PRICE: The option price of all incentive stock options and nonstatutory stock options under the Plan may not be less than the fair market value of the Common Stock on the date the option is granted. For purposes of the Plan, fair market value is defined as the closing sale price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant. The closing sale price of the Company's Common Stock on August 30, 1996 was $15.

   (3) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP: The Plan provides that if the optionee's employment or consulting relationship with the Company is terminated for any reason, other than death, or disability, the period of time during which an option may be exercised following such termination is such period as is determined by the Administrator may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option.

   (4) DEATH: If an optionee should die while an employee or a consultant of the Company (or during such period of time not exceeding three months, as determined by the Administrator) following termination of the optionee's employment or consultancy, options may be exercised at any time prior to the expiration of the term of such option as set forth in the Notice of Grant but only to the extent that the options were exercisable on the date of death or termination of employment.

   (5) DISABILITY: If an optionee's employment is terminated due to a disability, options may be exercised at any time within twelve months from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option as set forth in the Notice of Grant.

   (6) TERMINATION OF OPTIONS: The term of each option is fixed by the Administrator and may not exceed ten years from the date of grant in the case of incentive stock options. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

   (7) NONTRANSFERABILITY OF OPTIONS: Unless determined otherwise by the Administrator, an option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

   (8) BUYOUT PROVISION: The Administrator may at any time offer to buy out, for a payment in cash or shares of Common Stock of the Company, any option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the optionee at the time that such offer is made.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

   In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of the Company with or into another corporation, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall become exercisable as to all of the shares subject to the options, including shares as to which would not otherwise be exercisable. In the event that options become exercisable in lieu of assumption or substitution, the Administrator shall notify optionees that all options shall be fully exercisable for a period of 15 days, after which such options shall terminate.

AMENDMENT AND TERMINATION

   The Board of Directors may amend the Plan at any time or from time to time or may terminate it without approval of the shareholders. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Plan without the consent of the optionee. In any event, the Plan will terminate in October 2006.

TAX INFORMATION

   Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

   An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

   All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

   The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE PLAN

   The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation and Other Matters--Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the named executive officers during fiscal 1996. Information regarding options granted to non-employee Directors during fiscal 1996 is set forth under the heading "Executive Compensation and Other Matters--Compensation of Directors." During fiscal 1996, all current executive officers as a group and all other employees as a group were granted options to purchase 128,000 shares and 289,500 shares, respectively, pursuant to all stock option plans.

                                PROPOSAL THREE
             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected KPMG Peat Marwick LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal period ending June 30, 1997, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

   KPMG Peat Marwick LLP has audited the Company's financial statements annually since 1987. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

   The following table sets forth total  compensation for the fiscal years ended
June 30, 1996, 1995 and 1994 for the Chief Executive Officer and each of the next four most highly compensated executive officers during the fiscal year ended June 30, 1996 (the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE



                                                                                                          LONG-TERM
                                                                                                         COMPENSATION
                                                                                                            AWARDS
                                                                                 ANNUAL                  ------------
                                                                              COMPENSATION                 NUMBER OF
                                                                 ---------------------------------------   SECURITIES
                                                  FISCAL                                    OTHER ANNUAL   UNDERLYING     ALL OTHER
      NAME AND PRINCIPAL POSITION                  YEAR          SALARY            BONUS    COMPENSATION     OPTIONS    COMPENSATION
      ---------------------------                  ----          ------            -----    ------------     -------    ------------
Mark L. Sanders ..........................         1996         $176,500         $  6,000        $--          9,000          $--
  President, Chief Executive                       1995          150,604            7,672         --         40,000           --
  Officer and Director                             1994          133,250             --           --           --             --
Brian Conner .............................         1996          146,553            6,000         --          9,000           --
  Vice President, Europe,                          1995(1)        58,815            2,940         --         20,000           --
  African and Middle East                          1994            --                --           --           --             --
Kevin McDonald(3) ........................         1996          138,500            5,000         --          9,000           --
  Vice President, Marketing                        1995(2)        45,000            3,544         --         54,000           --
  and Domestic Sales                               1994            --                --           --           --             --
Ajay Chopra ..............................         1996          133,500            6,000         --          9,000           --
  Chief Technical Officer                          1995          122,365            5,460         --         47,000           --
  and Chairman of the                              1994          108,000             --           --           --             --
  Board of Directors
Walter E. Werdmuller(3)  .................         1996          132,106            4,000         --          9,000           --
  Vice President, Sales--                          1995          133,885            4,275         --         25,000           --
  Americas and Far East                            1994          108,956             --           --           --             --


- - ----------
(1) Mr. Conner joined the Company in February 1995.
(2) Mr. McDonald joined the Company in March 1995.
(3) Mr. Werdmuller and Mr. McDonald resigned all positions with the Company effective in September 1996.


                        OPTION GRANTS IN LAST FISCAL YEAR

   The following table provides information concerning each grant of options to purchase the Company's Common Stock made during the fiscal year ended June 30, 1996 to the Named Executive Officers:


                                                                                                            POTENTIAL REALIZABLE
                                                                                                                VALUE MINUS
                                                                 INDIVIDUAL GRANTS                           EXERCISE PRICE AT
                                                ----------------------------------------------------           ASSUMED ANNUAL
                                                NUMBER OF      % OF TOTAL      EXERCISE                     RATES OF STOCK PRICE
                                                SECURITIES       OPTIONS        PRICE                           APPRECIATION
                                                UNDERLYING     GRANTED TO     PER SHARE                      FOR OPTION TERM(1)
                                                 OPTIONS      EMPLOYEES IN      ($/SH)    EXPIRATION      --------------------------
          NAME                                  GRANTED(#)     FISCAL YEAR    (2)(3)(4)      DATE              5%             10%
                                                ----------     -----------    ---------      ----             ----           -----
Mark L. Sanders .........................         9,000           1.85%         $16.00     01/17/06        $ 90,561        $229,499
Brian Conner ............................         9,000           1.85%          16.00     01/17/06          90,561         229,499
Kevin McDonald(5) .......................         9,000           1.85%          16.00     01/17/06          90,561         229,499
Ajay Chopra .............................         9,000           1.85%          16.00     01/17/06          90,561         229,499
Walter E.  Werdmuller(5) ................         9,000           1.85%          16.00     01/17/06          90,561         229,499



                                       10





- - ----------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 10 year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

(2) All options shown granted in fiscal 1996 become exercisable as to 25% of the option shares on the first anniversary of the date of grant and as to 1/48th of the option shares each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Under the 1987 Stock Option Plan, the Board of Directors retains the discretion to modify the terms, including the price, of outstanding options.

(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing sale price of the Common Stock on the Nasdaq National Market on the date of grant.

(4) Exercise price may be paid in cash, promissory note, by delivery of already-owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(5) Mr. Werdmuller and Mr. McDonald resigned all positions with the Company effective in September 1996.



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

   The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers in the fiscal year ended June 30, 1996 and the value of stock options held as of June 30, 1996 by such individuals.


                              SHARED                    NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN-THE-
                             ACQUIRED                  UNDERLYING UNEXERCISED       MONEY OPTIONS AT JUNE 30,
                                ON        VALUE      OPTIONS AT JUNE 30, 1966(#)           1996($)(1)
                             EXERCISE    REALIZED    ---------------------------   ---------------------------
           NAME                (#)        ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----               -----       ------     -----------   -------------   -----------   -------------
Mark L. Sanders ...........   148,308    $3,389,872   216,228       31,500          $4,082,378    $369,000
Brian Conner ..............        --            --     6,666       22,334              68,327     179,424
Kevin McDonald(2) .........     3,000        42,000    14,375       48,625             100,241     316,349
Ajay Chopra ...............        --            --    27,250       36,750             415,348     376,193
Walter E. Werdmuller(2)....    14,483       323,766     2,842       24,000              31,603     211,013


- - ----------
(1) Fair market value of the Common Stock as of the date of exercise or June 30, 1996, as the case may be, determined by reference to the closing sale price of the Common Stock on the Nasdaq National Market minus the exercise price.

(2) Mr. Werdmuller and Mr. McDonald resigned all positions with the Company effective in September 1996.


EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

   In September 1994, the Company and Mark L. Sanders, President, Chief Executive Officer and a Director, entered into an agreement (the "Agreement") providing that in the event of Mr. Sanders' resignation or termination of employment, the Company will retain him as a part-time employee to render services to the Company on an as-needed basis for up to one full day per month. As compensation for his services, the Company will pay Mr. Sanders a fee of $1,000 per month. The Agreement becomes effective upon Mr. Sanders' resignation or termination of employment with the Company and terminates in September 1999. The Agreement may not be terminated by the Company.

   The Company currently has no other employment contracts with any of the Named Executive Officers, and the Company has no other compensatory plan or arrangement with such Named Executive Officers where the amounts to be paid exceed $100,000 and which are activated upon resignation, termination or retirement of any such executive officer upon a change in control of the Company.

COMPENSATION OF DIRECTORS

   Non-employee members of the Company's Board of Directors receive an annual retainer of $8,000 and an additional $500 for each committee meeting attended. The Company's 1994 Director Option Plan provides that options may be granted to non-employee directors of the Company who do not represent shareholders holding more than 1% of the Company's outstanding Common Stock pursuant to an automatic nondiscretionary grant mechanism. Pursuant to the 1994 Director Option Plan, in November 1995, an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $31.75 per share was granted to each of Nyal D. McMullin, Glenn E. Penisten, and Charles J. Vaughan. Pursuant to the 1994 Director Option Plan, in December 1995, an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $30.25 per share was granted to John Lewis.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The Compensation Committee (the "Committee") of the Board of Directors reviews and approves the Company's executive compensation policies. The following is the report of the Committee describing the compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended June 30, 1996.

 Compensation Philosophy

   The Company's philosophy in setting its compensation policies for executive officers is to maximize shareholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's shareholders. To achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Company currently uses three integrated components--Base Salary, Quarterly and Annual Incentives and Long-Term Incentives--to meet these goals.

 Base Salary

   The base salary component of the total compensation is designed to compensate executives competitively within the industry and the marketplace. The Committee reviewed and approved fiscal 1996 base salaries for the Chief Executive Officer and other executive officers at the beginning of the fiscal year. Base salaries were established by the Committee based upon competitive compensation data, an executive's job responsibilities, level of experience, individual performance and contribution to the business. Executive officer salaries have been targeted at or above the average rates paid by competitors to enable the Company to attract, motivate, reward and retain highly skilled executives. In order to evaluate the Company's competitive posture in the industry, the Committee reviewed and analyzed the compensation packages, including base salary levels, offered by other high technology companies. The competitive information was obtained from surveys prepared by national consulting companies or industry associations (e.g., Radford Associates, Coopers & Lybrand and the American Electronics Association). The surveys include, but are not limited to, data from all industries represented in the Hambrecht & Quist's Technology Index, the "line of business index" used in the stock performance graph set forth below. See "Performance Graph." In making base salary decisions, the Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

   During fiscal 1996, the compensation of Mark L. Sanders, the Company's President and Chief Executive Officer, consisted of base salary, bonuses and stock options. Mr. Sanders base salary for fiscal

1996 was approximately $176,500, and Mr. Sanders received a bonus of approximately $6,000 at the end of the fiscal year. The payment of Mr. Sanders bonus was contingent upon the Company attaining certain milestones relating to the achievement of certain performance targets. In addition, Mr. Sanders was granted an option to purchase 9,000 shares of Common Stock at an exercise price of $16.00, which was the fair market value of the Company's Common Stock at the date of grant. The Committee reviews the Chief Executive Officer's salary at the beginning of the calendar year using the same criteria and policies as are employed for the other executive officers.

 Quarterly and Annual Incentives

   Quarterly and annual incentive bonuses for executive officers are intended to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. To carry out this philosophy, the Company has implemented a Management Bonus Plan (the "Bonus Plan"), which compensates officers in the form of quarterly and annual cash bonuses. At the beginning of fiscal 1996, the Committee established target bonuses for each executive officer relative to the officer's base salary. The Bonus Plan is intended to motivate and reward executive officers by directly linking the amount of any cash bonus to specific Company-based performance targets and specific individual-based performance targets. The executive officers, including Mr. Sanders, must successfully achieve these performance targets which are submitted by management to the Committee for its evaluation and approval at the beginning of each fiscal quarter. The Company-based performance goals are tied to different indicators of Company performance, such as achievement of specific levels of orders, sales and pre-tax profits. These Company- based performance goals vary from quarter to quarter, are somewhat subjective in nature and are competitively sensitive to the Company's business and operations. The individual's performance goals are tied to different indicators of the individual executive officer's performance, such as having received an order from a specific customer, achieved a research and development project milestone, or achieved a desired on-time customer delivery. The Committee evaluates the completion of the Company and individual goals and approves a performance rating relative to the goals so completed. This scoring is subjective and is influenced by the Committee's perception of the importance of the various corporate and individuals goals. At the end of the fiscal year, when determining the bonus payment for the fourth fiscal quarter, the Committee considers the overall performance of the Company and each individual during the entire fiscal year, including the fourth quarter. The Committee believes that the Bonus Plan provides an excellent link between the Company's earnings performance and the incentives paid to executives.

 Long-Term Incentives

   The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options under the Company's 1987 Stock Option Plan. The Board believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Board believes that stock options directly motivate an executive to maximize long-term shareholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Board considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration. During fiscal 1996, Mr. Sanders received an option to purchase 9,000 shares of Common Stock and the executive officers as a group received options to purchase 99,000 shares of Common Stock.

SECTION 162(M)

   The Board has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement, unless compensation is performance-based. The Company has adopted a policy that, where reasonably practicable, the Company will seek to qualify the variable compensation paid to its executive officers for an exemption from the deductibility limitations of
Section 162(m). As a result, at the [1994] Annual Meeting of Shareholders, the shareholders approved certain amendments to the 1987 Stock Option Plan intended to preserve the Company's ability to deduct the compensation expense relating to stock options granted under such plan. In addition, the 1996 Stock Option Plan, which is subject to shareholder approval at this 1996 Annual Meeting of Shareholders, includes a limit on the number of shares which may be granted to any one employer during the fiscal year. Such limit is intended to preserve the company's ability to deduct the compensation expense relating to stock options granted under such plan.

   In approving the amount and form of compensation for the Company's executive officers, the Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of
Section 162(m).


                                             Respectfully submitted by:


                                             COMPENSATION COMMITTEE




                                             Nyal D. McMullin
                                             Glenn E. Penisten

PERFORMANCE GRAPH

   Set forth below is a line graph comparing the annual percentage change in the cumulative return to the shareholders of the Company's Common Stock with the cumulative return of the Nasdaq Stock Market-US Index and of the Hambrecht & Quist Technology Index for the period commencing November 8, 1994 (the date the Company became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended) and ending on June 30, 1996. Returns for the indices are weighted based on market capitalization at the beginning of each fiscal year.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T.]

                 COMPARISON OF 20 MONTH CUMULATIVE TOTAL RETURN*
         AMONG PINNACLE SYSTEMS, INC., THE NASDAQ STOCK MARKET-US INDEX
                   AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX

                                       11/8/94         6/95                6/96
                                       -------         ----                ----
PINNACLE SYSTEMS, INC.                  100            225                 208
NASDAQ STOCK MARKET-US                  100            121                 155
HAMBRECHT & QUIST TECHNOLOGY            100            137                 163


*  $100 INVESTED ON 11/08/94 IN STOCK OR
   ON 10/31/94 IN INDEX -
   INCLUDING REINVESTMENT OF DIVIDENDS.
   FISCAL YEAR ENDING JUNE 30.

- - ----------
(1) The graph assumes that $100 was invested on November 8, 1994 in the Company's Common Stock and in the Nasdaq Stock Market-US Index and in the Hambrecht & Quist Technology Index and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

   The information contained above under the captions "Report of the Compensation Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely in its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 1996 all executive officers and directors of the Company complied with all applicable filing requirements.

                                OTHER MATTERS

   The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                        THE BOARD OF DIRECTORS



Dated:  September 20, 1996

                                                                      APPENDIX A


PROXY                       PINNACLE SYSTEMS, INC.                       PROXY

                     1996 ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 24, 1996

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The  undersigned   shareholder  of  PINNACLE  SYSTEMS,   INC.,  a  California
corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 20, 1996, and hereby appoints Mark L. Sanders and Arthur D. Chadwick, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Shareholders of PINNACLE SYSTEMS, INC. to be held on October 24, 1996 at 1:00 p.m. local time, at the Garden Court Hotel, 520 Cowper Street, Palo Alto, California 94301 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on other side:

                (Continued, and to be signed on the other side)

1. ELECTION OF DIRECTORS:                              WITHHOLD
   (except as indicated)                     FOR*       FOR ALL
   IF YOU WISH TO WITHHOLD AUTHORITY       [     ]      [     ]
   TO VOTE FOR ANY INDIVIDUAL NOMI-
   NEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:
   Mark L. Sanders, Ajay Chopra, John Lewis, Nyal D. McMullin, Glenn E. Penisten, Charles J. Vaughan.

2. PROPOSAL TO APPROVE  THE  ADOPTION OF     FOR       AGAINST        ABSTAIN
   1996  STOCK  OPTION  PLAN TO  RESERVE   [     ]     [     ]        [     ]
   370,000 SHARES FOR GRANT THEREUNDER:

3. PROPOSAL TO RATIFY THE APPOINTMENT OF
   KPMG   PEAT   MARWICK   LLP   AS  THE   [     ]     [     ]        [     ]
   INDEPENDENT  AUDITORS  OF THE COMPANY
   FOR THE FISCAL PERIOD ENDING JUNE 30,
   1997:

and,  in  their  discretion,  upon  such
other   matter  or  matters   which  may
properly come before the meeting or any adjournment or adjournments thereof

I PLAN TO ATTEND THE MEETING                            [     ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE APPROVAL OF THE 1996 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

SIGNATURE(S)________________________________________        DATE________________
PLEASE VOTE, DATE AND PROMPLTY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

(THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.)

                             PINNACLE SYSTEMS, INC.

                             1996 STOCK OPTION PLAN


         1. Purposes of the Plan. The purposes of this Plan are:

            o to attract and retain the best available personnel for positions of substantial responsibility,

            o to provide additional incentive to Employees, Directors and Consultants, and

            o   to promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                  (f) "Common Stock" means the Common Stock of the Company.

                  (g) "Company" means PINNACLE SYSTEMS, INC.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                  (i) "Director" means a member of the Board.

                  (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the  Common  Stock is  regularly  quoted by a
recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (p) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

                  (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (r) "Option" means a stock option granted pursuant to the Plan.

                  (s) "Option Agreement" means an Agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (t)  "Option   Exchange   Program"  means  a  program  whereby
outstanding options are surrendered in exchange for options with a lower exercise price.

                  (u) "Optioned Stock" means the Common Stock subject to an Option.

                  (v) "Optionee" means the holder of an outstanding Option granted under the Plan.

                  (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (x) "Plan" means this 1996 Stock Option Plan.

                  (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (z)  "Service   Provider"  means  an  Employee,   Director  or
Consultant.

                  (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (bb) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 370,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) Multiple  Administrative  Bodies. The Plan may be
administered by different Committees with respect to different groups of Service Providers.

                           (ii)   Section   162(m).   To  the  extent  that  the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (iii) Rule 16b-3. To the extent  desirable to qualify
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv) Other  Administration.  Other  than as  provided
above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value;

                           (ii) to select the Service  Providers to whom Options
may be granted hereunder;

                           (iii) to  determine  the  number  of shares of Common
Stock to be covered by each Option granted hereunder;

                           (iv) to approve  forms of Agreement for use under the
Plan;

                           (v)  to  determine  the  terms  and  conditions,  not
inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vi) to reduce  the  exercise  price of any Option to
the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                           (vii) to institute an Option Exchange Program;

                           (viii) to  construe  and  interpret  the terms of the
Plan and awards granted pursuant to the Plan;

                           (ix)  to  prescribe,  amend  and  rescind  rules  and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                           (x) to  modify  or  amend  each  Option  (subject  to
Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                           (xi) to allow  Optionees to satisfy  withholding  tax
obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                           (xii) to authorize any person to execute on behalf of
the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                           (xiii)  to  make  all  other  determinations   deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

         5. Eligibility. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         6. Limitations.

                  (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

                  (c)  The  following  limitations  shall  apply  to  grants  of
Options:

                           (i) No  Service  Provider  shall be  granted,  in any
fiscal year of the Company, Options to purchase more than 200,000 Shares.

                           (ii) In connection with his or her initial service, a
Service Provider may be granted Options to purchase up to an additional 100,000 Shares which shall not be counted against the limits set forth in subsection 6(c)(i) above.

                           (iii) The  foregoing  limitations  shall be  adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 12.

                           (iv) If an Option is canceled in the same fiscal year
of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                           (i) In the case of an Incentive Stock Option

                                    (A) granted to an Employee  who, at the time
the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)  granted to any  Employee  other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory  Stock Option, the
per Share exercise price shall be determined by the Administrator, but shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (iii)  Notwithstanding the foregoing,  Options may be
granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                           (i) cash;

                           (ii) check;

                           (iii) promissory note;

                           (iv)  other  Shares  which  (A) in the case of Shares
acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                           (v)  consideration  received by the  Company  under a
cashless exercise program implemented by the Company in connection with the Plan;

                           (vi)  a  reduction  in  the  amount  of  any  Company
liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                           (vii) any  combination  of the  foregoing  methods of
payment; or

                           (viii) such other consideration and method of payment
for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                           An Option shall be deemed  exercised when the Company
receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                           Exercising an Option in any manner shall decrease the
number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for ninety (90) days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability or the Optionee suffers a Disability within ninety (90) days of ceasing to be a Service Provider, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for one (1) year following Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. If an Optionee dies while a Service Provider or within ninety (90) days of ceasing to be a Service Provider, the Option may be exercised until the expiration of the term of such Option as set forth in the Notice of Grant, by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date Optionee ceased to be a Service Provider. If, at the time Optionee ceased to be a Service Provider, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the
Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

         12. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which Agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

         15. Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                             PINNACLE SYSTEMS, INC.

                             1996 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


         Unless otherwise defined herein, the terms defined in the 1996 Stock Option Plan (the "Plan") shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

         Grant Number                      _______________________

         Date of Grant                     _______________________

         Vesting Commencement Date         _______________________

         Exercise Price per Share        $ _______________________

         Total Number of Shares Granted    _______________________

         Total Exercise Price            $ _______________________

         Type of Option:                   ___      Incentive Stock Option

                                           ___      Nonstatutory Stock Option

         Term/Expiration Date:             _______________________


     Vesting Schedule:

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

         [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates].

         Termination Period:

         This Option may be exercised for _____ [days/months] after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

         1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

                  If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code
Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         2.       Exercise of Option.

                  (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

                  (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                  No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

                  (a) cash; or

                  (b) check; or

                  (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

                  (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercising the Option.

                           (i) Nonstatutory Stock Option. The Optionee may incur
regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                           (ii) Incentive Stock Option. If this Option qualifies
as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

                  (b) Disposition of Shares.

                           (i) NSO.  If the  Optionee  holds NSO  Shares  for at
least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                           (ii) ISO.  If the  Optionee  holds ISO  Shares for at
least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                  (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

         7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of [state].

         8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS

CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                    PINNACLE SYSTEMS, INC.



- - ----------------------------------         ----------------------------------
Signature                                  By

- - ----------------------------------         ----------------------------------
Print Name                                 Title

- - ----------------------------------
Residence Address

- - ----------------------------------

                                CONSENT OF SPOUSE

         The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                 ---------------------------------------
                                 Spouse of Optionee

                                    EXHIBIT A

                             PINNACLE SYSTEMS, INC.

                             1996 STOCK OPTION PLAN

                                 EXERCISE NOTICE


Pinnacle Systems, Inc.
870 W. Maude Avenue
Sunnyvale, CA  94086

Attention Secretary:

         1. Exercise of Option. Effective as of today, ________________, _____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Pinnacle Systems, Inc. (the "Company") under and pursuant to the 1996 Stock Option Plan (the "Plan") and the Stock Option Agreement dated ________________, _____ (the "Option Agreement"). The purchase price for the Shares shall be $ ______________, as required by the Option Agreement.

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

         5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire Agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of [state].


Submitted by:                                  Accepted by:

PURCHASER:                                     PINNACLE SYSTEMS, INC.


- - -----------------------------------            ---------------------------------
Signature                                      By

- - -----------------------------------            ---------------------------------
Print Name                                     Title

                                               ---------------------------------
                                               Date Received


Address:                                       Address:

- - -----------------------------------            870 W. Maude Avenue
                                               Sunnyvale, CA  94086
- - -----------------------------------



                                       -2-